Exhibit 10.2

TELENAV, INC.

1999 STOCK OPTION PLAN

TELENAV, INC.

1999 STOCK OPTION PLAN

1. Purpose of the Plan.

The purpose of the TeleNav, Inc. 1999 Stock Option Plan, as amended from time to time, is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan. The Options and Stock Purchase Rights offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.

2. Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control;

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(c), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(f) “Common Stock” means the common stock, $0.001 par value, of the Company.

(g) “Company” means TeleNav, Inc., a Delaware corporation (formerly known as Televigation, Inc.).

(h) “Consultant” means any person who is engaged by the Company to render consulting or advisory services and is compensated for such services, and any Director of the Company, whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a director’s fee. For the avoidance of doubt, the term “Consultant” shall not include an entity or any non-natural person.

(i) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship, with the Company is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or transfers to any subsidiary of the Company, or between a subsidiary and the Company or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of the Company. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(j) “Director” means a member of the Board of Directors of the Company.

(k) “Employee” means any person, including an Officer or Director, employed by the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment.”

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Exchange Program” means a program under which (i) outstanding Options and/or Stock Purchase Rights are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Optionees would have the opportunity to transfer any outstanding Options and Stock Purchase Rights to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(n) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(p) “Nonstatutory Stock Option” means an option not intended to qualify as an Incentive Stock Option.

(q) “Notice of Grant” means the notice of stock option grant to be given to each of the Optionees.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Optionee” means an Employee or Consultant who receives an Option or Stock Purchase Right.

(u) “Plan” means the TeleNav, Inc. 1999 Stock Option Plan, as amended from time to time.

(v) “Restatement Effective Date” means October 21, 2008.

(w) “Restricted Stock” means the Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(x) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(y) “Section 16(b)” means Section 16(b) of the Exchange Act.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Share” means each of the shares of Common Stock subject to an Option, as adjusted in accordance with Section 12 below.

(bb) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.

3. Stock Subject to the Plan.

Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Common Stock that may be subject to option and sold under this Plan is 90,510,859 unless amended by the Board or the shareholders of the Company. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration of the Plan.

(a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

(b) Plan Procedure Under the Exchange Act. After the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered as follows:

(i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

(ii) Administration With Respect to Directors and Officers. With respect to grants of Options and Stock Purchase Rights to Employees who are also Officers or Directors, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

(iii) Administration With Respect to Other Employees and Consultants. With respect to grants of Options and Stock Purchase Rights to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of United States securities laws, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the “Applicable Laws”). Once appointed, such

Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(iv) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of “outside directors” (within the meaning of Prop. Treas. Reg. § 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(n) of the Plan;

(ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

(iv) to determine the number of Shares to be covered by each such award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock has declined since the date the Option was granted;

(vii) to determine the terms and conditions of any, and to institute any Exchange Program;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each award of Options and Stock Purchase Rights (subject to Section 15(b) of the Plan); and

(x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(d) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

5. Eligibility.

(a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Term of Plan.

The Plan became effective on October 4, 1999, the date on which the Board adopted the Plan. It shall continue in effect until September 16, 2019, unless sooner terminated under Section 14 of the Plan.

7. Term of Option.

The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) The per share exercise price for the Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check, or (iii) any combination of those methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. With respect to Options granted on or after the Restatement Effective Date, unless the Administrator provides otherwise, or except as otherwise required by Applicable Law, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when (i) written notice of such exercise has been given to the Company in accordance with terms of the Option by the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised has been received by the Company and (iii) with respect to Options granted prior to the Restatement

Effective Date, an agreement executed by the Optionee pursuant to which the Optionee agrees not to sell or otherwise transfer the Shares with respect to which the Option is exercised or any other securities of the Company held by the Optionee during the one hundred eighty (180) day period following the effective date of the Company’s first firm commitment underwritten public offering of the Company filed under the Securities Act (or such other period, not to exceed 18 days after the expiration of the 180-day period as may be requested by the Company or the managing underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), in a form satisfactory to the Company, has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Employment or Consulting Relationship. Except as otherwise provided in subsections (c) and (d) below, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant (but not in the event of an Optionee’s change of status from Employee to Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Consultant to Employee), such Optionee may, within sixty days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but, only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her “permanent disability” as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Employee or Consultant would have been entitled to exercise had such Employee or Consultant remained employed for two years from the date of such termination. If such disability is not a “permanent disability,” in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. In the event of the death of an Optionee, the Optionee’s estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Employee or Consultant would have received had such Employee or Consultant remained employed for two years from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee’s death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Rule 16b-3. Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

10. Non-Transferability of Options and Stock Purchase Rights; Right of First Refusal.

(a) Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Optionee upon the death or disability of the Optionee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

(c) All Common Stock acquired pursuant to an Option or Stock Purchase Right shall be subject to a right of first refusal in favor of the Company and its shareholders as set forth in the Bylaws of the Company.

11. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator makes the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as “Restricted Stock.”

(b) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

(c) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder of the Company and shall be a shareholder of the Company when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12. Adjustments Upon Changes in Capitalization or Merger.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price for each share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company. the Administrator shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised. the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

(c) Merger. In the event of a merger of the Company with or into another corporation, each outstanding Option or Stock Purchase Right may be assumed or an equivalent option or right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchases Right shall terminate as of the date of the closing of the merger. The Company shall notify each holder of an Option or Stock Purchase Right in writing at least 20 days prior to the consummation of a merger of (i) the principal terms of the merger and (ii) whether the Options and Stock Purchase Rights granted under this Plan will be assumed in the merger. Such holders shall then have the opportunity to exercise any vested Options and Stock Purchase Rights prior to the merger. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger, the Option or Stock Purchase Right confers the right to purchase or receive, for each Share subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration received in the merger is not solely common stock of the successor corporation or its parent). The Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

(d) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 12 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

13. Time of Granting Options and Stock Purchase Rights.

The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the

Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon Issuance of Shares.

Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. Reservation of Shares.

During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Agreements.

Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

18. Shareholder Approval.

Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

19. Information to Optionees.

Beginning on the earlier of the date that the Company relies on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and the date that the Company is required to deliver information to Optionees pursuant to Rule 701 under the Securities Act, until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Optionees pursuant to Rule 701 under the Securities Act, the Company shall provide to each Optionee the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Optionees or by written notice to the Optionees of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Optionees agree to keep the information to be provided pursuant to this section confidential. If an Optionee does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 under the Securities Act.

* * *

Approved by the Board as of October 4, 1999.

Approved by the Shareholders as of October 12, 1999.

Amended by the Board as of January 25, 2002.

Approved by the Shareholders as of January 25, 2002.

Amended by the Board as of January 25, 2006.

Approved by the Shareholders as of February 3, 2006.

Amended by the Board as of March 12, 2008.

Approved by the Shareholders as of April 15, 2008.

Amended by the Board as of October 21, 2008.

Amended by the Board as of March 17, 2009.

Approved by the Shareholders as of May 6, 2009.

Amended by the Board as of September 16, 2009.

Approved by the Shareholders as of September 16, 2009.

TELENAV, INC.

1999 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Capitalized terms used without definition in this Stock Option Agreement (the “Option Agreement”) shall have the meanings given such terms in the TeleNav, Inc. 1999 Stock Option Plan, as amended from time to time (the “Plan”).

I.

NOTICE OF STOCK OPTION GRANT

[Name]

[Address]

Option. You have been granted an option to purchase shares of Common Stock (the “Common Stock”) of TeleNav, Inc., a Delaware corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares of Common Stock Granted:

Total Exercise Price:

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Expiration Date:

Vesting; Termination. This Option will vest with respect to one fourth of the shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date, and with respect to an additional one thirty-sixth of the remaining shares of Common Stock subject to the Option each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to the Optionee’s Continuous Status as an Employee or Consultant through each such date, and will therefore be fully vested on                                 . Subject to the terms of the Plan, the Option may be exercised, in whole or in part, with respect to any vested shares, on or before                                 .

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II.

AGREEMENT

1. Grant of Option. TeleNav, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee (the “Optionee”) named in the Notice of Stock Option Grant set forth above (the “Notice of Grant”) an option (the “Option”) to purchase the total number of shares of Common Stock set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Capitalized terms used without definition in this Option Agreement shall have the meanings given such terms in the Plan. Subject to Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator or the Company or any employee or director of the Company have any liability to the Optionee (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A), which shall state the election to exercise the Option, the number of shares of Common Stock with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to the Common Stock as may be required by the Company pursuant to the provisions of the Plan. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, together with any applicable tax withholding.

(c) Compliance with Law. No shares of Common Stock will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Common Stock may then be listed. Assuming such compliance, for income tax purposes the shares of Common Stock shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

3. Optionee’s Representations. In the event the shares of Common Stock purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

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4. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the Exercise Price shall be by cash or check or by a combination thereof, at the election of the Optionee. In the event there is a public market for the Common Stock, Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option.

6. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors, guardians and assigns of Optionee.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), the Optionee shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Optionee upon the death or disability of the Optionee. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

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7. Term of Option. This Option may be exercised only in accordance with the terms set out in the Notice of Grant, and may be exercised prior to its expiration date only, in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.

(b) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Optionee. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Optionee shall be solely responsible for Optionee’s costs related to such a determination.

9. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

10. Acknowledgments of Optionee.

(a) NO RIGHT OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES OF COMMON STOCK PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED

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THIS OPTION OR ACQUIRING SHARES OF COMMON STOCK HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

(b) Receipt of Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

TELENAV, INC.	OPTIONEE

HaiPing Jin	Signature
President and Chief Executive Officer

Date	Date

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EXHIBIT A

1999 STOCK OPTION PLAN OF TELENAV, INC.

EXERCISE NOTICE

TeleNav, Inc.

1130 Kifer Road

Sunnyvale, CA 94086

Attention: Chief Financial Officer

1. Exercise of Option. Effective as of today,             , [        ], the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase      shares of the Common Stock (the “Shares”) of TeleNav, Inc. (the “Company”) under and pursuant to the 1999 Stock Option Plan (the “Plan”) and the Stock Option Agreement, dated                      (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Common Stock subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

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(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

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6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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8. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Agreement is governed by the substantive laws of California, without reference to provisions on conflicts of laws.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	TELENAV, INC.

Signature	By

Print Name	Its

Address:	Address:

Date Received

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	TELENAV, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with the legends set forth in the Exercise Notice and any other legend required under applicable state securities laws.

Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee	Date

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TELENAV, INC.

1999 STOCK OPTION PLAN

PRC STOCK OPTION AGREEMENT

Capitalized terms used without definition in this PRC Stock Option Agreement (the “Option Agreement”) shall have the meanings given such terms in the TeleNav, Inc. 1999 Stock Option Plan, as amended from time to time (the “Plan”).

I.

NOTICE OF STOCK OPTION GRANT

[Name]

[Address]

Option. You have been granted an option to purchase shares of Common Stock (the “Common Stock”) of TeleNav, Inc., a Delaware corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares of Common Stock Granted:

Total Exercise Price:

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Expiration Date:

Vesting; Termination. This Option will vest with respect to one fourth of the shares of Common Stock subject to the Option on the first anniversary of the Vesting Commencement Date, and with respect to an additional one thirty-sixth of the remaining shares of Common Stock subject to the Option each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to the Optionee’s Continuous Status as an Employee or Consultant through each such date, and will therefore be fully vested on                     . Subject to the terms of the Plan and this Option Agreement, the Option may be exercised, in whole or in part, with respect to any vested shares, on or before                     .

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II.

AGREEMENT

1. Grant of Option. TeleNav, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee (the “Optionee”) named in the Notice of Stock Option Grant set forth above (the “Notice of Grant”) an option (the “Option”) to purchase the total number of shares of Common Stock set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference. Capitalized terms used without definition in this Option Agreement shall have the meanings given such terms in the Plan. Subject to Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator or the Company or any employee or director of the Company have any liability to the Optionee (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. Notwithstanding any provision in this Option Agreement or the Plan to the contrary, the Option shall not be exercisable until (i) the occurrence of the earliest of (A) the initial public offering of the Company’s securities on an internationally-recognized stock exchange (a “Public Offering”), (B) a Change in Control in which the successor entity has equity securities publicly traded on an internationally-recognized stock exchange, and (C) upon such date that the Option may be legally exercised pursuant to applicable laws, as evidenced by a legal opinion provided to and approved by the Board (a “Trigger Event”), and (ii) following a Trigger Event, the completion by the Company of all relevant registrations, if any, required under PRC law with respect to the exercise of the Option, including, without limitation, those required with the PRC State Administration of Foreign Exchange as determined to be necessary or desirable by the Board of Directors in its discretion (such date, the “Trigger Date”). On or after the Trigger Date, the Option shall be exercisable during its term to the extent vested until the end of the Exercise Period specified below:

Reason for Termination of Service	End of Exercise Period if Service is Terminated PRIOR to the Trigger Date	End of Exercise Period if Service is Terminated ON OR AFTER the Trigger Date
Termination as a Service Provider (except as provided below)	60 days from the Trigger Date*	60 days from termination
Termination as a Service Provider due to Disability	The later of 60 days from the Trigger Date and 12 months from termination**	12 months from termination
Termination as a Service Provider due to death	The later of 60 days from the Trigger Date and 12 months from termination**	12 months from termination

*	In the event that the Trigger Date is the occurrence of a Public Offering, the end of the exercise period shall be 60 days from the expiration of the lockup period.
**	In the event that the Trigger Date is the occurrence of a Public Offering, the end of the exercise period shall be the later of 60 days from the expiration of the lockup period and 12 months from termination.

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Subject to Section 12(c) of the Plan, the Option shall terminate on the earlier of the Expiration Date as set forth in the Notice of Grant and the end of the Exercise Period specified above.

(b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A), which shall state the election to exercise the Option, the number of shares of Common Stock with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to the Common Stock as may be required by the Company pursuant to the provisions of the Plan. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, together with any applicable tax withholding.

(c) Compliance with Law. No shares of Common Stock will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Common Stock may then be listed. Assuming such compliance, for income tax purposes the shares of Common Stock shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

3. Optionee’s Representations. In the event the shares of Common Stock purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

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5. Method of Payment. Payment of the Exercise Price shall be by cash or check or by a combination thereof, at the election of the Optionee. In the event there is a public market for the Common Stock, Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option. The payment of the Exercise Price shall not violate any applicable PRC laws and regulations.

6. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors, guardians and assigns of Optionee.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), the Optionee shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act of 1933, as amended) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Optionee upon the death or disability of the Optionee. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

7. Term of Option. This Option may be exercised only in accordance with the terms set out in the Notice of Grant, and may be exercised prior to its expiration date only, in accordance with the Plan and the terms of this Option Agreement.

8. Tax Obligations.

(a) Tax Withholding. Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is

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determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Optionee. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Optionee shall be solely responsible for Optionee’s costs related to such a determination.

(d) PRC Taxes. Optionee acknowledges that the positive difference between the Exercise Price and the fair market value of a Share on the date of exercise and any capital income by disposing of the Shares may be subject to PRC taxes and Optionee’s local employer may withhold such applicable PRC taxes.

9. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by California law except for that body of law pertaining to conflict of laws.

10. Acknowledgments of Optionee.

(a) NO RIGHT OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES OF COMMON STOCK PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES OF COMMON STOCK HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

(b) Receipt of Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

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TELENAV, INC.	OPTIONEE

HaiPing Jin	Signature
President and Chief Executive Officer

Date	Date

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EXHIBIT A

1999 STOCK OPTION PLAN OF TELENAV, INC.

EXERCISE NOTICE

TeleNav, Inc.

1130 Kifer Road

Sunnyvale, CA 94086

Attention: Chief Financial Officer

1. Exercise of Option. Effective as of today,             , [        ], the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase      shares of the Common Stock (the “Shares”) of TeleNav, Inc. (the “Company”) under and pursuant to the 1999 Stock Option Plan (the “Plan”) and the Stock Option Agreement, dated                      (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Common Stock subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

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(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

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6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

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(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Agreement is governed by the substantive laws of California, without reference to provisions on conflicts of laws.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	TELENAV, INC.

Signature	By

Print Name	Its

Address:	Address:

Date Received

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	TELENAV, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with the legends set forth in the Exercise Notice and any other legend required under applicable state securities laws.

Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Optionee hereby acknowledges that Optionee is aware of the relevant requirements under the laws of the People’s Republic of China regarding overseas investment, including the requirements for approval and registration with competent authorities. Optionee is acquiring these Securities after obtaining requisite approval or registration from competent authorities of the People’s Republic of China. Failure to obtain requisite approval or registration shall relieve the Company, and any of its subsidiaries, of any liability in respect of the failure to issue these Securities. If the failure is revealed or occurs after the issuance of these Securities, the Company shall be entitled, at its sole discretion, to redeem or request Optionee to transfer these Securities to a transferee who is legally entitled to hold the Securities. Unless otherwise determined by the Administrator, the redemption price shall be the Exercise Price paid by Optionee for the Securities. The Company and any of its subsidiaries shall be relieved from any liability for any redemption or request for transfer made pursuant to the foregoing.

Signature of Optionee	Date